                                                                    EXHIBIT 99.1




                               [CENTEX LETTERHEAD]


NEWS RELEASE

                                                           FOR IMMEDIATE RELEASE



                   CENTEX REPORTS RECORD FIRST QUARTER RESULTS
            NET EARNINGS RISE 17% ABOVE LAST YEAR; HOME SALES UP 20%

         (DALLAS, TX July 17, 2002): Centex Corporation (NYSE: CTX) today reported new records for any first quarter in company history.

         Net earnings for the quarter ended June 30, 2002, the first quarter of fiscal 2003, were $87,755,000, a 17% gain over last year's quarterly net earnings of $75,216,000. Diluted earnings per share of $1.38 for the quarter this year were 13% higher than diluted earnings per share of $1.22 for the same quarter in fiscal 2002. Net earnings increased more than diluted earnings per share due to a higher number of shares outstanding in the current quarter. Consolidated revenues for the quarter this year were $1,843,855,000, an 8% gain over $1,709,145,000 for the same quarter a year ago.

         CENTEX'S SENIOR MANAGEMENT WILL CONDUCT A CONFERENCE CALL TO DISCUSS THE FIRST QUARTER FINANCIAL RESULTS AND OTHER MATTERS AT 11 A.M. EASTERN TIME (10 A.M. CENTRAL TIME) TODAY. THE CONFERENCE CALL WILL BE WEBCAST SIMULTANEOUSLY ON THE CENTEX WEB SITE, HTTP://WWW.CENTEX.COM . REPLAYS OF THE CALL WILL BE AVAILABLE ON THAT SITE THROUGH WEDNESDAY, AUGUST 14.

         Through its subsidiaries, Dallas-based Centex ranks among the nation's largest home builders, non-bank-affiliated retail mortgage originators and commercial contractors. The Company also has operations in investment real estate and owns approximately 65% of a publicly held construction products company.



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

CENTEX REPORTS RECORD FIRST QUARTER RESULTS, PAGE 2 OF 6


                                  HOME BUILDING

         Operating earnings from Centex Homes were $108.6 million for the quarter this year, 11% higher than $98.1 million for the same quarter a year ago. Centex Homes' operating margin of 9.8% for this year's quarter rose primarily due to continued cost reductions resulting from lower raw materials prices and process improvements. Revenues from Centex Homes were $1.11 billion for the quarter this year, a 6% gain over revenues of $1.04 billion for the same quarter a year ago.

CENTEX HOMES

                                            Quarter Ended June 30,
                                           2002       2001     Change
                                         --------   --------   ------
     Closings                               4,995      4,850        3%
     Sales (Orders)                         6,771      5,658       20%
     Backlog                               11,150     10,152       10%
     Unit Sales Price                    $213,825   $210,754        2%
     Operating Earnings/Unit             $ 21,747   $ 20,231        8%
     Operating Margin                         9.8%       9.4%

         Manufactured Homes and Home Services are now part of "Other." All current and prior year results have been reclassified to reflect this change.

                               FINANCIAL SERVICES

         Operating earnings from Financial Services were $24.3 million for this year's first quarter, slightly less than $25.2 million for the same quarter last year. Revenues from this segment were $180.5 million for the quarter this year, 11% higher than $162.6 million for the same quarter last year.

CTX MORTGAGE COMPANY

         Operating earnings from CTX Mortgage Company (CTX) and related entities totaled $14.9 million for this year's first quarter versus $25.3 million for the same quarter a year ago. Originations declined 26% primarily due to a substantial decline in refinancings for the quarter this year versus a year ago. Refinanced mortgages accounted for 21% of originations for the quarter this year compared to 33% for the same quarter last year. CTX Mortgage's "capture" rate of Centex Homes' buyers was 72% for the quarter this year versus 70% for the same quarter in fiscal 2002.


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

CENTEX REPORTS RECORD FIRST QUARTER RESULTS, PAGE 3 OF 6


CTX MORTGAGE COMPANY

                                             Quarter Ended June 30,
                                       ----------------------------------
                                         2002         2001        Change
                                       --------     --------     --------
         Originations
                   Builder                3,378        3,182            6%
                   Retail                12,406       18,110          (31)%
                                       --------     --------
                         Total           15,784       21,292          (26)%
                                       ========     ========

         Applications
                   Builder                4,523        4,500            1%
                   Retail                11,396       17,516          (35)%
                                       --------     --------
                         Total           15,919       22,016          (28)%
                                       ========     ========

         Loan Volume (in billions)     $   2.48     $   3.22          (23)%
                                       ========     ========
         Average Loan Size             $157,200     $151,000            4%
                                       ========     ========
         Profit per Loan               $    943     $  1,189          (21)%
                                       ========     ========

CENTEX HOME EQUITY COMPANY

         Centex Home Equity Company (CHEC) reported operating earnings of $10.7 million for the quarter this year compared to earnings of $434,000 for the same quarter in fiscal 2002.

         The portion of CHEC's loan servicing portfolio on which it earns an interest margin under the "Portfolio Accounting Method" has reached $3.6 billion and continues to grow.

CENTEX HOME EQUITY

                                                        Quarter Ended June 30,
                                                    -----------------------------
                                                     2002        2001      Change
                                                    -------     -------    ------
Originations                                          6,359       6,808        (7)%
                                                    =======     =======
Applications                                         50,044      41,074        22%
                                                    =======     =======
Loan Volume (in billions)                           $  0.50     $  0.50        --%
                                                    =======     =======

Average Loan Size                                   $78,300     $74,000         6%
                                                    =======     =======
Profit per Loan                                     $ 1,686     $    64     2,534%
                                                    =======     =======

Servicing Portfolio as of June 30:
    Number of Loans                                  65,107      52,804        23%
                                                    =======     =======
  Including $3.56 in 2002 and  $2.17 in 2001 of
  "Portfolio Accounting Method" Loans               $  4.56     $  3.55        28%
                                                    =======     =======


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

CENTEX REPORTS RECORD FIRST QUARTER RESULTS, PAGE 4 OF 6


         The U.K. mortgage operation had an operating loss of $1.3 million for the first quarter of fiscal 2003 versus a loss of $572,000 for the same quarter a year ago, as accruals were made in connection with a substantial reduction in operations.

                              CONSTRUCTION PRODUCTS

         Operating earnings for Centex Construction Products, Inc. (CXP) were $27.7 million for the quarter this year, a 114% improvement over $12.9 million for the same quarter last year. The gain resulted from increased gypsum wallboard and paperboard operating earnings and decreased interest expense, partially offset by lower operating earnings from cement and concrete and aggregates. Revenues from CXP were $128.8 million for the quarter this year, 10% higher than $117.4 million last year.

                              CONSTRUCTION SERVICES

         Operating earnings from Construction Services were $8.1 million for the quarter this year, 8% higher than $7.5 million for the same quarter in fiscal 2002. The operating margin was 2.2% this year versus 2.4% for last year's first quarter. Revenues from this segment were $360.7 million for the quarter this year, 15% more than $313.6 million for the same quarter last year.

         Construction Services received $272 million of new contracts for the quarter this year, 30% less than $391 million of new contracts received in the year-ago quarter. The backlog of uncompleted construction contracts at June 30, 2002 was $2.1 billion, the same as the contract backlog reported at June 30, 2001.

                             INVESTMENT REAL ESTATE

         For the quarter ended June 30, 2002, Centex's Investment Real Estate operation, through which all investment property transactions are reported, had operating earnings of $3.4 million, 78% less than $15.3 million for the same quarter last year. The results from Investment Real Estate were affected by significantly less land sales during the quarter this year, as well as reduced earnings from Fairclough Homes.

         London, England-based Fairclough Homes, which is owned by Centex Development Company, L. P., built and closed 269 homes during the first quarter of fiscal 2003 versus 299 units for the same quarter last year. Fairclough reported an operating loss of $370,000 this year versus operating earnings of $2.4 million a year ago.


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

CENTEX REPORTS RECORD FIRST QUARTER RESULTS, PAGE 5 OF 6


                                      OTHER

         "Other" includes Manufactured Housing and Home Services. All prior year results have been reclassified to reflect this change.

         Centex's Manufactured Homes operation reported operating earnings of $173,000 for the first quarter of fiscal 2003, versus an operating loss of $1.6 million for the same quarter last year. Manufactured Homes revenues were $32.9 million for this year's first quarter, 19% higher than $27.6 million a year ago. Manufactured Homes sold 840 units for the current quarter versus 874 units for the same quarter a year ago. The manufactured housing industry continues to be impacted by industry-wide excess capacity and a decline in available financing.

         Home Services reported an operating loss of $1.6 million for the quarter this year versus operating earnings of $1.9 million for the same quarter in fiscal 2002, due to the expensing of all marketing costs in fiscal 2003. Revenues for this segment were $29.2 million for this year's quarter versus $24.7 million for the same quarter last year.

                                     OUTLOOK

         Centex noted the significant improvement in home sales throughout the quarter and said that Home Building closings, margins and earnings should continue to increase during the balance of fiscal 2003 to record levels. Construction Services and Construction Products should report substantially better results than last year and results from Financial Services should be about even with those of fiscal 2002.

         Centex added that the Company expects fiscal 2003 to be its seventh consecutive year of record earnings.

                                      # # #

FORWARD-LOOKING STATEMENTS. THE "OUTLOOK" SECTION OF THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE CONTEXT OF THE STATEMENT AND GENERALLY ARISE WHEN THE COMPANY IS DISCUSSING ITS BELIEFS, ESTIMATES OR EXPECTATIONS. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS AND OUTCOMES MAY DIFFER MATERIALLY FROM WHAT IS EXPRESSED OR FORECAST IN SUCH FORWARD-LOOKING STATEMENTS. THE PRINCIPAL RISKS AND UNCERTAINTIES THAT MAY AFFECT THE COMPANY'S ACTUAL PERFORMANCE AND RESULTS OF OPERATIONS INCLUDE THE FOLLOWING: GENERAL ECONOMIC CONDITIONS AND INTEREST RATES; THE CYCLICAL AND SEASONAL NATURE OF THE COMPANY'S BUSINESSES; ADVERSE WEATHER; CHANGES IN PROPERTY TAXES AND ENERGY COSTS; CHANGES IN FEDERAL INCOME TAX LAWS AND FEDERAL MORTGAGE FINANCING PROGRAMS; GOVERNMENTAL REGULATIONS; CHANGES IN GOVERNMENTAL AND PUBLIC POLICY; CHANGES IN ECONOMIC CONDITIONS SPECIFIC TO ANY ONE OR MORE OF THE COMPANY'S MARKETS AND BUSINESSES; COMPETITION; AVAILABILITY OF RAW MATERIALS; AND UNEXPECTED OPERATIONS DIFFICULTIES. THESE AND OTHER FACTORS ARE DESCRIBED IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2002, WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                     -MORE-

CENTEX REPORTS RECORD FIRST QUARTER RESULTS, PAGE 6 OF 6


Note Attachments:

1) Summary of Consolidated Earnings

2) Revenues and Earnings by Lines of Business

3) Housing Activity by Geographic Area

4) Supplemental Home Building Data

5) Supplemental Construction Products Data
   Supplemental Construction Services Data

6) Home Building Quarterly Margin Schedules


For additional information, contact at 214/981-5000:

Laurence E. Hirsch
Chairman and Chief Executive Officer

Leldon E. Echols
Executive Vice President and
         Chief Financial Officer

Sheila E. Gallagher
Vice President - Corporate Communications


                                     -MORE-

Attachment 1


                       Centex Corporation and Subsidiaries
                        Summary of Consolidated Earnings
              (dollar amounts in thousands, except per share data)



                                                Quarter Ended
                                                  June 30,
                                                 (unaudited)
                                 ----------------------------------------
                                    2002            2001          Change
                                 -----------     -----------     --------
Revenues                         $ 1,843,855     $ 1,709,145            8%

Earnings Before Income Taxes     $   125,472     $   117,986            6%

Net Earnings                     $    87,755     $    75,216           17%

Earnings Per Share:
    Basic                        $      1.43     $      1.25           14%
    Diluted                      $      1.38     $      1.22           13%

Average Shares Outstanding:
    Basic                         61,168,777      60,174,973            2%
    Diluted                       63,597,116      61,910,092            3%

Attachment 2

                       Centex Corporation and Subsidiaries
                   Revenues and Earnings by Lines of Business
                             (dollars in thousands)

                                                                             Quarter Ended
                                                                               June 30,
                                                                              (unaudited)
                                                            -----------------------------------------------
                                                                2002              2001            Change
                                                            -----------       -----------       -----------
REVENUES
        Home Building                                       $ 1,105,718       $ 1,039,161                 6%
                                                                     60%               61%
        Financial Services                                      180,540           162,593                11%
                                                                     10%               10%
        Construction Products                                   128,775           117,423                10%
                                                                      7%                7%
        Construction Services                                   360,721           313,633                15%
                                                                     20%               18%
        Investment Real Estate                                    5,945            24,098               (75)%
                                                                     --%                1%
        Other (A)                                                62,156            52,237                19%
                                                                      3%                3%
                                                            -----------       -----------
    Total                                                   $ 1,843,855       $ 1,709,145                 8%
                                                                    100%              100%
                                                            ===========       ===========

OPERATING EARNINGS
        Home Building                                       $   108,624       $    98,120                11%
                                                                     64%               62%
        Financial Services                                       24,306            25,170                (3)%
                                                                     14%               16%
        Construction Products                                    27,732            12,942               114%
                                                                     16%                8%
        Construction Services                                     8,080             7,458                 8%
                                                                      5%                5%
        Investment Real Estate                                    3,397            15,255               (78)%
                                                                      2%                9%
        Other (A)                                                (1,425)              362              (494)%
                                                                     (1)%              --%
                                                            -----------       -----------
    Total Operating Earnings                                    170,714           159,307                 7%
                                                                    100%              100%

        Corporate General Expenses                              (12,634)          (11,246)
        Interest Expense                                        (23,726)          (27,242)
        Minority Interest in Construction Products               (8,882)           (2,833)
                                                            -----------       -----------

EARNINGS BEFORE INCOME TAXES                                $   125,472       $   117,986                 6%
                                                            ===========       ===========

(A) Includes Manufactured Homes and Home Services & Other for all periods presented.

Attachment 3

                       Centex Corporation and Subsidiaries
                       Housing Activity by Geographic Area

                                             Closings
                                       Quarter Ended June 30,
                                   -----------------------------
                                    2002       2001       Change
                                   ------     ------      ------
Mid-Atlantic                          945        881           7%

Southeast                             914        975          (6)%

Midwest                               872        707          23%

Southwest                           1,499      1,370           9%

West Coast                            765        917         (17)%
                                   ------     ------

                                    4,995      4,850           3%
                                   ======     ======


                                          Sales (Orders) Backlog
                                   -----------------------------------
                                    6/30/02       6/30/01       Change
                                   ---------     ---------      ------
Mid-Atlantic                           1,800         1,492          21%

Southeast                              2,708         2,166          25%

Midwest                                2,287         2,253           2%

Southwest                              2,848         2,781           2%

West Coast                             1,507         1,460           3%
                                   ---------     ---------

                                      11,150        10,152          10%
                                   =========     =========


                                              Sales (Orders)
                                          Quarter Ended June 30,
                                   ---------------------------------
                                     2002         2001        Change
                                   --------     --------      ------
Mid-Atlantic                          1,242          929          34%

Southeast                             1,307        1,205           8%

Midwest                               1,066          923          15%

Southwest                             1,986        1,605          24%

West Coast                            1,170          996          17%
                                   --------     --------

                                      6,771        5,658          20%
                                   ========     ========


Effective with the June 30, 2002 quarter's release, Centex has realigned its conventional home building operating units into the above newly designated geographic areas.

Attachment 4

                       Centex Corporation and Subsidiaries
                         Supplemental Home Building Data


       (dollars in millions, except per unit data)

                                                      Quarter Ended June 30,
                                             -----------------------------------------
                                                    2002                   2001
                                             -----------------     -------------------
Housing Revenues                             $1,105.7    100.0%    $1,039.2      100.0%
Cost of Sales                                  (812.1)   (73.5)%     (772.4)     (74.4)%
Selling, General & Administrative              (185.0)   (16.7)%     (168.7)     (16.2)%
                                             --------   ------     --------     ------

     OPERATING EARNINGS                      $  108.6      9.8%    $   98.1        9.4%
                                             ========   ======     ========     ======

Units Closed                                    4,995                 4,850

Unit Sales Price                             $213,825              $210,754
     % Change                                     1.5%                  7.4%

Operating Earnings per Unit                  $ 21,747              $ 20,231
     % Change                                     7.5%                 22.9%


Attachment 5

                       Centex Corporation and Subsidiaries


SUPPLEMENTAL CONSTRUCTION PRODUCTS DATA
     (volumes in thousands, except Gypsum Wallboard)

                                                 Quarter Ended June 30,
                                          ----------------------------------
                                            2002          2001        Change
                                          ---------     ---------     ------
Cement
          Sales Volumes (Tons)                  645           673         (4)%

          Average Net Sales Price         $   67.88     $   68.89         (1)%

Gypsum Wallboard
          Sales Volumes (MMSF)                  454           471         (4)%

          Average Net Sales Price         $   92.53     $   57.79         60%

Paperboard
          Sales Volumes (Tons)                   56            50         12%

          Average Net Sales Price         $  379.68     $  371.28          2%

Concrete
          Sales Volumes (Cubic Yards)           175           227        (23)%

          Average Net Sales Price         $   54.88     $   54.87         --%

Aggregates
          Sales Volumes (Tons)                1,244         1,145          9%

          Average Net Sales Price         $    4.19     $    4.06          3%


SUPPLEMENTAL CONSTRUCTION SERVICES DATA
     (dollars in millions)

                                                 Quarter Ended June 30,
                                              ----------------------------
                                                2002       2001     Change
                                              --------   --------   ------
       New Contracts                          $    272   $    391      (30)%
                                              ========   ========

       Backlog at March 31,                   $  2,092   $  2,099       --%
                                              ========   ========

Attachment 6

                       Centex Corporation and Subsidiaries
                    Home Building Margins - Quarterly Summary


                                                                For the Quarters Ending,
                              -------------------------------------------------------------------------------    Fiscal Year Total
                                June 30, 2000      September 30, 2000  December 31, 2000      March 31, 2001      March 31, 2001
                              -----------------    ------------------  -----------------    -----------------    -----------------
Housing Revenues              $  887.0    100.0%   $1,027.0    100.0%  $1,038.8    100.0%   $1,403.4    100.0%   $4,356.2    100.0%
Cost of Sales                   (679.5)   (76.6)%    (789.3)   (76.9)%   (782.4)   (75.3)%  (1,053.7)   (75.1)%  (3,304.9)   (75.9)%
                              --------   ------    --------   ------   --------   ------    --------   ------    --------   ------
          GROSS MARGIN           207.5     23.4%      237.7     23.1%     256.4     24.7%      349.7     24.9%    1,051.3     24.1%
Selling, General
 & Administrative               (135.0)   (15.2)%    (148.1)   (14.4)%   (155.8)   (15.0)%    (187.0)   (13.3)%    (625.9)   (14.3)%
                              --------   ------    --------   ------   --------   ------    --------   ------    --------   ------
          OPERATING EARNINGS  $   72.5      8.2%   $   89.6      8.7%  $  100.6      9.7%   $  162.7     11.6%   $  425.4      9.8%
                              ========   ======    ========   ======   ========   ======    ========   ======    ========   ======

Units Closed                     4,408                4,901               4,893                6,457               20,659

Unit Sales Price              $196,314             $203,900            $208,328             $212,165             $205,913
       % Change - Prior Year       4.1%                 8.6%               10.0%                 7.2%                 7.5%

OPERATING EARNINGS/UNIT        $16,459              $18,274             $20,568              $25,198             $ 20,594
       % Change - Prior Year       9.5%                15.2%               26.1%                26.5%                20.4%

GROSS MARGIN PER UNIT          $47,074              $48,500             $52,401              $54,158             $ 50,888
       % Change - Prior Year       6.9%                11.4%               19.8%                20.5%                15.3%

SG&A Per Unit                  $30,626              $30,218             $31,841              $28,961             $ 30,297
       % Change - Prior Year       5.5%                 9.2%               16.1%                15.7%                12.0%


                                                                For the Quarters Ending,
                              -------------------------------------------------------------------------------    Fiscal Year Total
                                June 30, 2001      September 30, 2001  December 31, 2001      March 31, 2002      March 31, 2002
                              -----------------    ------------------  -----------------    -----------------    -----------------
Housing Revenues              $1,039.2    100.0%   $1,170.7    100.0%  $1,210.7    100.0%   $1,564.2    100.0%   $4,984.8    100.0%
Cost of Sales                   (772.4)   (74.4)%    (868.8)   (74.2)%   (898.1)   (74.2)%  (1,174.2)   (75.1)%  (3,713.5)   (74.5)%
                              --------   ------    --------   ------   --------   ------    --------   ------    --------   ------
          GROSS MARGIN           266.8     25.6%      301.9     25.8%     312.6     25.8%      390.0     24.9%    1,271.3     25.5%
Selling, General
 & Administrative               (168.7)   (16.2)%    (178.9)   (15.3)%   (178.1)   (14.7)%    (218.1)   (13.9)%    (743.8)   (14.9)%
                              --------   ------    --------   ------   --------   ------    --------   ------    --------   ------
          OPERATING EARNINGS  $   98.1      9.4%   $  123.0     10.5%  $  134.5     11.1%   $  171.9     11.0%   $  527.5     10.6%
                              ========   ======    ========   ======   ========   ======    ========   ======    ========   ======

Units Closed                     4,850                5,418               5,567                7,125               22,960

Unit Sales Price              $210,754             $214,004            $212,400             $216,611             $213,738
       % Change - Prior Year       7.4%                 5.0%                2.0%                 2.1%                 3.8%

OPERATING EARNINGS/UNIT       $ 20,231             $ 22,698            $ 24,162             $ 24,120             $ 22,973
       % Change - Prior Year      22.9%                24.2%               17.5%                (4.3)%               11.6%

GROSS MARGIN PER UNIT         $ 55,010             $ 55,722            $ 56,152             $ 54,737             $ 55,370
       % Change - Prior Year      16.9%                14.9%                7.2%                 1.1%                 8.8%

SG&A Per Unit                 $ 34,784             $ 33,020            $ 31,992             $ 30,611             $ 32,395
       % Change - Prior Year      13.6%                 9.3%                0.5%                 5.7%                 6.9%


                                                                For the Quarters Ending,
                              -------------------------------------------------------------------------------    Fiscal Year Total
                                June 30, 2002      September 30, 2002  December 31, 2002      March 31, 2003      March 31, 2003
                              -----------------    ------------------  -----------------    -----------------    -----------------
Housing Revenues              $1,105.7    100.0%
Cost of Sales                   (812.1)   (73.5)%
                              --------   ------    --------   ------   --------   ------    --------   ------    --------   ------
          GROSS MARGIN           293.6     26.5%
Selling, General
 & Administrative               (185.0)   (16.7)%
                              --------   ------    --------   ------   --------   ------    --------   ------    --------   ------
          OPERATING EARNINGS  $  108.6      9.8%
                              ========   ======    ========   ======   ========   ======    ========   ======    ========   ======

Units Closed                     4,995

Unit Sales Price              $213,825
       % Change - Prior Year       1.5%

OPERATING EARNINGS/UNIT       $ 21,747
       % Change - Prior Year       7.5%

GROSS MARGIN PER UNIT         $ 58,779
       % Change - Prior Year       6.9%

SG&A Per Unit                 $ 37,037
       % Change - Prior Year       6.5%